SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 18, 1998 (Date of Earliest Event Reported: October 22,
1998)

                                RIGL CORPORATION
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)

          Nevada                    0-24217                   85-0206668
______________________________________________________________________________
(State or other jurisdiction   (Commission File. No.)     (IRS Employer
of Incorporation)                                        Identification No.)

7501 North 16th Street - Suite 200
Phoenix, Arizona                                              85020
______________________________________________________________________________
(Address of Principal Executive Office)                      (Zip Code)

Registrant's Telephone Number, including Area Code: (602) 906-1924


______________________________________________________________________________
         (Former name or former address if changed since last report.)

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

At a Board of Director's Meeting held on October 22, 1998, the Directors regrettably accepted the resignation of Walter Vogel. Mr. Vogel had assumed additional responsibilities and duties with a German corporation that he had personally invested in and did not feel that he could efficiently serve both that corporation and RIGL.

At the same meeting the Board of Directors appointed Eugene Starr to fill the vacancy created by Mr. Vogel's resignation. A copy of Mr. Starr's resume is attached as Exhibit A.


EXHIBIT INDEX

     A. Resume of Eugene Starr


Signature:

By /s/John A. Williams
      __________________________________
      John A. Williams
      As Chief Financial Officer

                                    EXHIBIT A


                                  Eugene Starr
                               431 Summit Street
                          Englewood Cliffs, N.J. 07632
                                 (201) 568-0448

_____________________________________________________________________________

                               Business Experience
1986-Present        Independent Consultant                     New York, N.Y.

                    Developed relationship with financial community to analyze technology, markets and long term potential of companies for the purpose of private placements, venture capital, mergers and acquisitions and public offerings. Developed business plans for emerging technology companies in banking, real time software development, scientific computing and training and simulation. Primary clients were Baer & Co; Ladenberg Thalmann; Bateman, Eichler, Hill & Richards; and Willard Investments.

1983-1986           Moseley, Hallgarten, Eastabrook & Weeden   New York, N.Y.
                    Vice President Research

                    Technology Analyst following the data communications, peripherals, and computer industries. Analyzed and developed reports on new emerging technology and turn-around situations such as Digital Equipment Corporation, MCI, Computer Consoles and IBM. Published monthly statistical reports. Developed relationships with corporate executives for investment banking.

1981-1983           Compuscan Inc.                            Fairfield, N.J.
                    Vice President Corporate Development

                    Was responsible for long-range planning of this optical scanning company while managing software programs in "lock-box" payment for banks and forms analysis for the insurance industry. Developed new product strategy and accomplished two successful acquisitions.

1978-1981           Ontel Corporation (Subsidiary of Caesar's World)
                    Vice President Corporate Development       Woodbury, N.Y.

                    Was responsible for long-range planning and product development for this intelligent terminal company.
                    Created a successful word processing activity with Olivetti, Olympia, and Informatics. Managed a program for real time ATM banking for a major bank and a drug interaction system for a drug store chain. Negotiated acquisitions and mergers.

1975-1978           Par Metal Products                         Brooklyn, N.Y.
                    Chairman of the Board and CEO

                    Developed Strategy to execute a turn-around of an old line electronic metal enclosure company. Sales increased from $2 million to $6 million and from a loss to a profitable operation.

1970-1975           TYCOM Corporation                         Fairfield, N.J.
                    President and CEO

                    Developed a strategy to execute a turn-around of a public start-up technology based company. Pioneered interactive typewriter based terminals, manufacturing modems and communications equipment. With a unique technology and a new marketing plan, the company became a leader in OEM sales of word processing equipment to Savin, Hewlett-Packard, Monroe (division of Litton Industries), and Sharp.

1966-1970           Quantum Science Corporation                New York, N.Y.
                    Vice President

                    Leading consultant to investment community for analysis of technology based companies. Was responsible for marketing and delivery of reports of venture capital analysis, mergers and acquisitions, forecasting and a new product analysis. Developed strategies for technology based companies in communications, software, graphics, image processing, and computers. Managing director of Samson Fund, a technology based hedge fund.

                                Prior Experience

Research Physicist in Nuclear Science at Brookhaven National Laboratory and Combustion Engineering Corporation (Nuclear Submarine Program).

                                   Education

Phd Nuclear Physics, New York University, 1965
MS Physics, New York University
BS Engineering Physics, New York University
MBA Course work completed
Member Advisory Board, New York University Graduate School of Business

Member of the Board of the following Companies:

Astraea Computer Corporation       -VME Board Company
Scientific Measurement             -Company Industrial Tomography
Q1 Corporation                     -Micro Computer Systems Manufacturers
Telemarketing Corp. Of America     -Nationwide In-coming WATS
Xybion Corporation                 -Software Image Analysis
Marinco Corporation                -Array Processor Manufacturer
Definicon Corporation              -Graphics and Accelerator Add On Boards
Danyl Corporation                  -Debit Card Systems
Cognitive Systems                  -Artificial Intelligent Banking Software
Silicon Development Corporation    -Mixed Signal Compilers